UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2017

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA Growth Fund

SHAREHOLDER LETTER

May 31, 2017 (UNAUDITED)

Review of Fiscal First Half Ending 5/31/17

Dear Fellow Shareholder,                                                                                        July 2017

For the Fund's fiscal first half ending 5/31/17, the Fund was up 6.7% versus total returns of 10.8%, 15.1% and 16.4% for the S&P 500, Russell 3000 Growth Index and the NASDAQ Composite.  For the calendar first half ending 6/30/17, the Fund's performance was up 5.1% versus total returns of 9.3%, 13.7% and 13.5% for the S&P 500, Russell 3000 Growth Index, and the NASDAQ Composite.

After a strong calendar first quarter driven by outperformance of our pro-Growth stocks following November US elections, the second quarter saw a slowdown in the reflation/pro-growth trade/post-election rally as macroeconomic indicators softened, inflation expectations fell, policy reform remained uncertain and the market rotated out of the first quarter’s outperforming pro-Growth sectors. In the second quarter, the Fund benefited from gains in Technology, Consumer Staples and individual stock picks in the Auto and Biotechnology sectors. These gains were offset by declines in Consumer Discretionary, Materials, and several stocks in the Biotechnology sector. The portfolio’s overweighting of Biotechnology/Healthcare and underweighting of Financials relative to that of the S&P 500 were drags on performance in the second quarter.

We are off to a nice start in the calendar 3rd Quarter with large cap Biotechs outperforming during the month of July.

Why Stocks Have Gone to New Highs – and Could Go Higher

Our greatest concern coming into this year was that the Federal Reserve might tighten monetary policy too quickly and cut off the economic expansion.  However, Fed Chair Yellen as well as EU and Japanese Central Bankers have in the last few weeks pulled back from their earlier hints of withdrawing stimulus, and we are more confident that they will allow their economies to expand this year and into 2018.  The removal of the fear of premature monetary tightening has allowed stock markets to go to new highs globally.

On the Fiscal side, despite Congressional dysfunction on healthcare reform, we remain optimistic that tax rates will be reduced significantly on U.S. corporate profits and on the repatriation of corporate profits trapped overseas.  The anticipation of both of these tax measures have helped boost stock prices modestly and would justify even higher stock market valuations if enacted.  We estimate a reduction in the corporate tax rate from 35% to 25% would increase after tax corporate profits by 13.7%, which would immediately make market P/E ratios cheaper by 13.7%.  The U.S. corporate tax rate is among the highest in the world, and both political parties are in favor of a reduction to align U.S. tax rates.  Corporate tax legislation might occur by early next year but would begin to benefit stock valuations during the next several months as markets begin to anticipate passage.

We believe a reduction in the tax on the repatriation of corporate profits earned overseas is the most underappreciated potential fiscal policy option over the next two years.  If the tax rate on the return of dollars earned overseas is reduced from 35% to

TANAKA Growth Fund

SHAREHOLDER LETTER (CONTINUED)

May 31, 2017 (UNAUDITED)

10%, we estimate that $1.0 trillion of the $2.5-3.0 trillion profits trapped overseas could return to the U.S. to support and stimulate the domestic economy.

Ideally, the timing of a repatriation of overseas profits should be coordinated with the Federal Reserve to coincide with its anticipated gradual reduction of some of its $4.5 trillion balance sheet of purchased bonds as they mature.  We estimate that the cash infusion from a repatriation of $1 trillion would result in a $900 billion after tax cash infusion into the economy that could offset an equivalent $900 billion runoff of the Fed’s balance sheet.  If the Fed begins to let its bond holdings mature and runoff its balance sheet beginning in Q1 2018, this cash infusion from repatriation would offset Fed balance sheet runoff for about 6 quarters through Q2 2019.  This would give investors and managements greater confidence and visibility for continued economic expansion through the middle of 2019.

Stock Market P/E Is Fairly Valued & Earnings Growth Is Accelerating

At 2477.08, the S&P 500 Index is selling at 17.8 times consensus EPS estimates for the next 12 months which we believe is fairly valued given the outlook for continued low inflation and interest rates.  This is close to the S&P 500 average P/E of the last 20 years of 17.2 times next 12 months earnings and close to the theoretical fair value P/E of 17.5 times next 12 months earnings based on a standard 10-year Treasury model and a current bond yield of 2.33%.

Some market commentators have been saying the stock market is overvalued because they are using P/E ratios based on trailing 12 month earnings.  The stock market is a discounting mechanism that anticipates what will happen to the economy and corporate earnings growth in the future, not the past.  In addition, earnings growth is accelerating in 2017 and 2018, another point that is overlooked by the backward-looking commentators.  After virtually no S&P earnings per share growth in 2015 and 2016, consensus forecasts are for EPS growth of 11% in 2017 and 12% in 2018, based on 5-6% growth in nominal revenues, 5% from margin improvement from incremental margins and efficiency gains, and reductions in share count from share buybacks.

It is important to understand that P/E ratios and expected earnings growth rates do not yet factor in a potentially permanent step up in after tax profitability from legislation to reduce tax rates on corporate profits and the repatriation of corporate cash held overseas.  These two measures could raise earnings levels by another 10-15% in 2018.  They would also raise returns on equity from 13.4% to over 15% and generate more free cash flow which could finally boost corporate capital spending and productivity growth -- both of which have been missing from this unusually sluggish economic expansion.  Higher growth in productivity (output per person-hour) generally leads to wage gains, and all of the above could extend this economic expansion and bull market another 2-3 years.

We Remain Confident & Patient With Our Stock Picks

While the economy and stock market are tracking in line with our expectations, some of our individual stock picks have not yet delivered what we have anticipated.  Biotechs have been the most late to the party as they have been buffeted by the delays and uncertainties over Healthcare Legislation and continuing complaints over high drug prices.  We remain confident that the specific Biotech companies we have identified are making great strides in innovation

TANAKA Growth Fund

SHAREHOLDER LETTER (CONTINUED)

May 31, 2017 (UNAUDITED)

that will introduce new life saving and life enhancing therapies and reward us for being patient as they advance their products through the research and FDA approval process.  Technology remains our top area of focus and should benefit from improving capital spending and productivity trends over the next couple of years.

Although we remain cautious on the pace of legislative reforms in Washington D.C., we are now more confident that Central Bankers globally will not cut off this economic expansion too early.  In an environment of continuing economic expansion, we believe that our companies will innovate and grow their sales and earnings faster than the economy.  We are researching potential new investments in Mining, Consumer Goods, the “Internet of Things” and Defense.  We are also beginning to look into returning to Energy now that oil prices have dropped again.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.  You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund                 c/o Mutual Shareholder Services

Please call or email us if you have any questions.  Thank you for your ongoing support!

Graham Tanaka, CFA

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail:  tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2017 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 2017

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the S&P 500,

the Russell 3000 Growth Index and the NASDAQ Composite Index

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	11-30-16 to 05-31-17	05-31-16 to 05-31-17	05-31-12 to 05-31-17	05-31-07 to 05-31-17	12-30-98 to 05-31-17
R-Share	6.70%	6.80%	14.00%	3.58%	4.36%
Russell 3000 Growth	15.10%	20.23%	15.85%	8.66%	4.95%
NASDAQ Composite	16.43%	25.27%	16.99%	9.05%	5.83%
S&P 500	10.81%	17.47%	15.41%	6.93%	5.65%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2017.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Information Technology 29.61%
Materials 7.28%
Cash Equivalent 0.66%
Consumer Discretionary 14.16%
Consumer Staples 4.05%
Financials 6.22%
Health Care 24.70%
Industrials 13.32%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2017 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.69%

Accident & Health Insurance - 3.11%
6,050	Aflac, Inc.	$ 456,049

Air Transportation, Scheduled - 8.39%
8,945	Alaska Air Group, Inc.	778,662
20,203	JetBlue Airways Corp. *	452,951
		1,231,613
Beverages - 0.80%
1,000	PepsiCo, Inc.	116,870

Biological Products - 0.74%
675	Amgen, Inc.	104,787
113,377	Mymetics Corp. (Switzerland) *	3,571
		108,358
Cigarettes - 3.27%
2,500	Altria Group, Inc.	188,600
2,435	Philip Morris International, Inc.	291,713
		480,313
Electric Housewares & Fans - 1.87%
3,010	Helen of Troy Ltd. (Bermuda) *	273,910

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.82%
4,420	General Electric Co.	121,020

Electronic Computers - 7.98%
7,667	Apple, Inc.	1,171,211

Industrial Instruments for Measurement, Display, and Control - 5.21%
32,020	Rudolph Technologies, Inc. *	765,278

Industrial Organic Chemicals - 1.71%
971,642	Amyris, Inc. *	251,655

Measuring & Controlling Device - 2.05%
10,826	Nanometrics, Inc. *	300,963

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Shares		Value

Miscellaneous Metal Ores - 7.27%
2,160	NexGen Energy Ltd. (Canada) *	$ 4,903
467,135	NexGen Energy Ltd. (Canada) * #	1,062,928
		1,067,831
Motor Vehicle Parts & Accessories - 2.44%
2,690	Honeywell International, Inc.	357,743

Motor Vehicles & Passenger Car - 4.48%
1,928	Tesla Motors, Inc. *	657,467

Pharmaceutical Preparations - 21.76%
34,100	Advaxis, Inc. *	275,187
98,703	Catalyst Pharmaceuticals Partners, Inc. *	209,250
6,416	Celgene Corp. *	734,055
40,200	Corcept Therapeutics, Inc. *	454,662
21,690	Ionis Pharmaceuticals, Inc. *	993,185
23,400	Neurotrope, Inc. *	145,314
255,965	ProMetic Life Sciences, Inc. (Canada) *	383,538
		3,195,191
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.03%
157	AdvanSix, Inc. *	4,517

Radio & TV Broadcasting & Communications Equipment - 3.00%
7,701	Qualcomm, Inc.	441,036

Security Brokers, Dealers & Flotation Companies - 3.14%
10,807	Stifel Financial Corp. *	460,703

Semiconductors & Related Devices - 7.52%
43,550	Tower Semiconductor Ltd. (Israel) *	1,104,428

Services-Computer Programming, Data Processing, Etc. - 0.23%
220	Facebook, Inc. Class A	33,321

Specialty Chemicals - 3.72%
1,008,457	Nanoco Group Plc. (United Kingdom) * #	545,959

* Non-income producing securities during the period.

# Total market value for foreign common stock is $1,608,887, representing 10.96% of net assets.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Shares		Value

Surgical & Medical Instruments & Apparatus - 2.28%
44,405	Inovio Pharmaceuticals, Inc. *	$ 335,258

Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	-

Television Broadcasting Stations - 7.87%
18,900	CBS Corp. Class B	1,154,979

TOTAL FOR COMMON STOCKS (Cost $11,917,030) - 99.69%		14,635,673

SHORT-TERM INVESTMENTS - 0.67%
98,164	Huntington Conservative Deposit Account 0.64% **	98,164
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $98,164) - 0.67%		98,164

TOTAL INVESTMENTS (Cost $12,015,194) - 100.36%		14,733,837

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.36)%		(52,652)

NET ASSETS - 100.00%		$ 14,681,185

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at May 31, 2017.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2017 (UNAUDITED)

Assets:
Investments, at Value (Cost $12,015,194)	$ 14,733,837
Receivables:
Dividends and Interest	13,325
Prepaid Expenses	7,002
Total Assets	14,754,164
Liabilities:
Due to Advisor	43,128
Administrative Fees	1,334
Distribution (12b-1) Fees Payable	4,305
Shareholder Redemptions	4,317
Other Accrued Expenses	19,895
Total Liabilities	72,979
Net Assets	$ 14,681,185

Net Assets Consist of:
Capital Stock	$ 6,727
Paid-In Capital	12,475,280
Undistributed Net Investment Loss	(284,726)
Accumulated Net Realized Loss on Investments	(234,739)
Net Unrealized Appreciation in Value of Investments	2,718,643
Net Assets, for 672,653 Shares Outstanding	$ 14,681,185

Net Asset Value and Offering Price Per Share	$ 21.83

Minimum Redemption Price Per Share ($21.83*0.98) (Note 6)	$ 21.39

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2017 (UNAUDITED)

Investment Income:
Dividends	$ 58,750
Money Fund Dividends	242
Total Investment Income	58,992

Expenses:
Advisory	75,731
Transfer Agent	23,957
Printing and Mailing	11,425
Distribution (12b-1) Fees	18,933
Registration	6,825
Legal	8,568
Administrative	7,573
Audit	7,131
Miscellaneous	4,720
Insurance	2,463
Custody	3,067
Total Expenses	170,393

Net Investment Loss	(111,401)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(230,826)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,330,778
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	1,099,952

Net Increase in Net Assets Resulting from Operations	$ 988,551

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2017	11/30/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (111,401)	$ (183,675)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(230,826)	306,998
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,330,778	(2,359,632)
Net Increase (Decrease) in Net Assets Resulting from Operations	988,551	(2,236,309)

Capital Share Transactions (Note 6)	(1,081,881)	(971,502)

Total Increase (Decrease)	(93,330)	(3,207,811)

Net Assets:
Beginning of Period	14,774,515	17,982,326

End of Period (Including Undistributed Net Investment Loss of $(284,726) and $(173,325), respectively)
	$ 14,681,185	$ 14,774,515

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended	Years Ended
	5/31/2017	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012

Net Asset Value, at Beginning of Period	$ 20.46	$ 22.92	$ 19.37	$ 17.68	$ 11.68	$ 11.12

Income From Investment Operations:
Net Investment Loss *	(0.16)	(0.23)	(0.31)	(0.31)	(0.28)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.53	(2.23)	3.86	2.00	6.28	0.71
Total from Investment Operations	1.37	(2.46)	3.55	1.69	6.00	0.56

Redemption Fees ***	-	-	-	-	-	-

Net Asset Value, at End of Period	$ 21.83	$ 20.46	$ 22.92	$ 19.37	$ 17.68	$ 11.68

Total Return **	6.70% (c)	(10.73)%	18.33%	9.56%	51.37% (a)	5.04%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,681	$ 14,775	$ 17,982	$ 14,503	$ 14,281	$ 10,105
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.25% (b)	2.29%	2.20%	2.30%	2.49%	2.79%
Ratio of Net Investment Loss to Average Net Assets	(1.47)% (b)	(1.13)%	(1.20)%	(1.46)%	(1.83)%	(1.56)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.25% (b)	2.31%	2.44%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.47)% (b)	(1.15)%	(1.44)%	(1.61)%	(1.79)%	(1.22)%
Portfolio Turnover	12.20% (c)	76.98%	37.05%	26.36%	34.52%	49.80%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

(a) The Fund's total return for the year ended November 30, 2013 would have been 32.19% if it had not received proceeds from securities litigations in the amount of $1,924,463.

(b) Annualized.

(c) Not Annualized.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2017 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Fund’s 2017 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short-term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Warrants - The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock and warrants) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2017:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 14,635,673	$ -	$ -	$ 14,635,673
Short-Term Investments	98,164	-	-	98,164
	$ 14,733,837	$ -	$ -	$ 14,733,837

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended May 31, 2017. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2017, the Advisor earned a fee of $75,731 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2017.  At May 31, 2017, the Fund owed the Advisor $43,128 of which $13,031 is for advisory fees and $30,097 is for unpaid distribution fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). As of May 31, 2017, the Advisor has recouped all previously waived fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2017, the Advisor earned a fee of $7,573 from the Fund under the Administrative Agreement.  At May 31, 2017, the Fund owed the Advisor $1,334 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2017, were $18,933.  For the six months ended May 31, 2017, the Advisor received 12b-1 fees of $4,618.  At May 31, 2017, the Fund owed $4,305 in 12b-1 fees, of which $1,543 is due to the Advisor.

NOTE 5. INVESTMENTS

For the six months ended May 31, 2017, purchases and sales of investment securities, other than in-kind transfers, short-term investments and short-term government investments were as follows:

Amount
Purchases	$ 1,804,789
Sales	$ 2,279,967

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2017, was $12,482,007. Capital share transactions for the six months ended May 31, 2017 and year ended November 30, 2016, respectively, were as follows:

	Six Months Ended 5/31/17		Year Ended 11/30/16
	Shares	$ Amount	Shares	$ Amount
Shares sold	9,564	$ 204,923	139,093	$ 3,069,436
In-Kind Transfers	-	-	2,713	57,153
Shares redeemed	(59,154)	(1,286,804)	(204,297)	(4,098,091)
Net decrease	(49,590)	$(1,081,881)	(62,491)	$ (971,502)

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2017, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2016, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$1,387,865
Capital Loss Carryforwards	(458)
Post-December Ordinary Losses	(173,325)
Post-October Capital Losses	(3,455)
Total Distributable Earnings, Net	$1,210,627

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2016, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ 3,455	$ -	$ 173,325	$ 222,194

As of November 30, 2016, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Expiring in:
November 30, 2017	$ (458)
Totals	$ (458)

At November 30, 2016, the Fund had available for federal income tax purposes unused capital loss carryforwards of $458, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $310,453 were utilized during the year ended November 30, 2016.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2017 (UNAUDITED)

Following the December 23, 2010 acquisition by the Fund of the Embarcadero Absolute Return Fund and the Embarcadero Market Neutral Fund (“Embarcadero Funds), the Fund acquired all capital loss carryforwards available to the Embarcadero Funds.   In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Fund may only utilize $289,474 in a given year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses.

As of May 31, 2017, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 3,638,884
Gross unrealized depreciation on investment securities	(920,241)
Net unrealized appreciation on investment securities	$ 2,718,643

Tax Cost of investment securities *	$ 12,015,194

* Includes short-term investment.

No distributions were paid by the Fund for six months ended May 31, 2017 and year ended November 30, 2016.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2016 through May 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2016	May 31, 2017	December 1, 2016 to May 31, 2017

Actual	$1,000.00	$1,066.96	$11.59
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.71	$11.30

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2017 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (69)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (81)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Michael E. Nelson (56)	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (69) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Benjamin M. Bratt (24)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

18630 Crosstimber

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 4, 2017

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  August 4, 2017

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  August 4, 2017

* Print the name and title of each signing officer under his or her signature.